UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

iMedia Brands, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices) (Zip Code)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IMBI	The Nasdaq Capital Market, LLC
8.50% Senior Notes due 2026	IMBIL	The Nasdaq Capital Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As reported below in Item 5.07, on June 14, 2022, the shareholders of iMedia Brands, Inc. (the “Company”) approved an amendment to the Company’s Fourth Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the number of authorized shares of common stock to a total of 40,000,000 shares (the “Amendment”). The Amendment, which was included as Proposal No. 4 in the Company’s proxy statement for its 2022 Annual Meeting of Shareholders filed with the Securities and Exchange Commission, became effective on June 14, 2022 upon filing of Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Minnesota.

A copy of the Articles of Amendment as filed with the Secretary of State of the State of Minnesota is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Company’s Fifth Amended and Restated Articles of Incorporation reflecting the Amendment is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2022 Annual Meeting of Shareholders on June 14, 2022 (the “Annual Meeting”). Set forth below are the final voting results, as reported by the inspector of elections for the Annual Meeting. For more information about the proposals, please see the proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 18, 2022.

1.	Election of Directors

The proposal to elect eight persons to serve as directors on the Company’s Board of Directors until the next annual meeting of the shareholders resulted in the following votes:

Nominee	Votes For	Withheld
Michael Friedman	12,814,500	571,078
Landel C. Hobbs	12,450,959	934,619
Jill Krueger	12,411,239	974,339
Eyal Lalo	13,200,901	184,677
Lisa A. Letizio	13,040,760	344,818
Timothy A. Peterman	13,198,726	186,852
Darryl C. Porter	13,115,582	269,996
Aaron P. Reitkopf	13,040,267	345,311

The eight nominees set forth above were elected to the Company’s Board of Directors and will serve as directors until the Company’s next annual meeting or until their respective successors are duly elected and qualified. There were 5,627,534 broker non-votes related to the foregoing proposal.

2.	Say-On-Pay Vote

The 2021 compensation of the Company’s named executive officers was approved, on an advisory basis, by the following votes:

For	Against	Abstain	Broker Non-Votes
13,025,320	354,643	5,615	5,627,534

3.	Re-approval of Shareholder Rights Plan

The proposal to re-approve the Company’s Shareholder Rights Plan was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
12,975,640	405,880	4,058	5,627,534

The Shareholder Rights Plan will expire on the close of business on the date of the third annual meeting of shareholders following this Annual Meeting, unless the Rights Plan is re-approved by shareholders at that third annual meeting of shareholders.

4.	The amendment to the Company’s Fourth Amended and Restated Articles of Incorporation to increase the authorized shares of common stock was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
18,603,228	390,571	19,313	0

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

3.1	Articles of Amendment to the Articles of Incorporation, dated June 14, 2022	Filed electronically herewith

3.2	Fifth Amended and Restated Articles of Incorporation, as amended through June 14, 2022	Filed electronically herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	Filed electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2022	iMedia Brands, Inc.

	By:	/s/ Timothy A. Peterman
Timothy A. Peterman
Chief Executive Officer